UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 10, 2005
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                             AMERICAN BILTRITE INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


             Delaware                     1-4773               04-1701350
   ----------------------------         -----------           -------------
   (State or other jurisdiction         (Commission           (IRS Employer
         of Incorporation)               File No.)         Identification No.)


           57 River Street, Wellesley Hills, Massachusetts 02481-2097
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          (Address of principal executive offices, including zip code)

                                 (781) 237-6655
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              (Registrant's telephone number, including area code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On November 10, 2005, American Biltrite Inc. issued a press release announcing its financial results for the three and nine months ended September 30, 2005. A copy of that press release is being furnished to the Securities and Exchange Commission pursuant to this Item 2.02 of Form 8-K and is attached hereto as
Exhibit 99.1.


Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

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  EXHIBIT NO.                               DESCRIPTION
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      99.1          Press release dated November 10, 2005
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 10, 2005                 AMERICAN BILTRITE INC.


                                         By: /s/ Howard N. Feist III
                                             -------------------------
                                             Name:  Howard N. Feist III
                                             Title: Chief Financial Officer

                                  EXHIBIT INDEX

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  EXHIBIT NO.                               DESCRIPTION
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      99.1      Press release dated November 10, 2005
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